EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. section1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hemcure, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Venette,
Treasurer, Secretary and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



BY(Signature)                            /s/ John Venette
(Name and Title)                         John Venette
                                         Treasurer, Secretary and Chief
                                         Financial Officer
(Date)                                   June 22, 2005



















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